Goodwill and Other Intangibles	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangibles
Goodwill and Other Intangibles

Goodwill and other indefinitely-lived assets are not amortized, but are subject to annual impairment reviews, or more frequent reviews if events or circumstances indicate an impairment may exist.

When evaluating goodwill for potential impairment, the Company first compares the fair value of its reporting units to their respective carrying amounts. The Company estimates the fair value of its reporting units using a combination of a future discounted cash flow valuation model and a comparable market transaction model. If the estimated fair value of the reporting unit is less than its carrying amount, an impairment loss calculation is prepared. The impairment loss calculation compares the implied fair value of a reporting unit’s goodwill with the carrying amount of its goodwill. If the carrying amount of the goodwill exceeds the implied fair value, an impairment loss is recognized in an amount equal to the excess. During the third quarter of 2016, the Company performed its required annual goodwill impairment tests. The Company concluded there were no goodwill impairments as of the testing date.

Below is a summary of the changes in the carrying amount of goodwill by segment for the years ended December 31, 2016 and 2015:

In millions	Pharmacy Services	Retail/LTC	Total
Balance, December 31, 2014	$21,234	$6,908	$28,142
Acquisitions	452	9,554	10,006
Foreign currency translation adjustments	—	(40)	(40)
Other (1)	(1)	(1)	(2)
Balance, December 31, 2015	21,685	16,421	38,106
Acquisitions	—	126	126
Foreign currency translation adjustments	—	17	17
Other (1)	(48)	48	—
Balance, December 31, 2016	$21,637	$16,612	$38,249

(1) “Other” represents immaterial purchase accounting adjustments for acquisitions.

Indefinitely-lived intangible assets are tested for impairment by comparing the estimated fair value of the asset to its carrying value. The Company estimates the fair value of its indefinitely-lived trademark using the relief from royalty method under the income approach. If the carrying value of the asset exceeds its estimated fair value, an impairment loss is recognized and the asset is written down to its estimated fair value. During the third quarter of 2016, the Company performed its annual impairment test of the indefinitely-lived trademark and concluded there was no impairment as of the testing date. The carrying amount of its indefinitely-lived trademark was $6.4 billion as of December 31, 2016 and 2015.

The Company amortizes intangible assets with finite lives over the estimated useful lives of the respective assets, which have a weighted average useful life of 15.5 years. The weighted average useful life of the Company’s customer contracts and relationships and covenants not to compete is 15.5 years. The weighted average life of the Company’s favorable leases and other intangible assets is 15.9 years. Amortization expense for intangible assets totaled $795 million, $611 million and $518 million in 2016, 2015 and 2014, respectively. The anticipated annual amortization expense for these intangible assets for the next five years is as follows:

In millions
2017	$780
2018	748
2019	704
2020	534
2021	473

The following table is a summary of the Company’s intangible assets as of December 31:

	2016			2015
In millions	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Trademark (indefinitely-lived)	$6,398	$—	$6,398	$6,398	$—	$6,398
Customer contracts and relationships and covenants not to compete	11,485	(4,802)	6,683	10,594	(4,092)	6,502
Favorable leases and other	1,123	(693)	430	1,595	(617)	978
	$19,006	$(5,495)	$13,511	$18,587	$(4,709)	$13,878